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AMENDMENT TO DEVELOPMENT AND LICENSE AGREEMENT

AMENDMENT AGREEMENT to Development and License Agreement effective as of 8 May 2016 (“the Agreement”) between EirGen Pharma Limited, West Side Business, Old Kilmeaden, Waterford, Ireland (“OPKO”) on the one part and Vifor Fresenius Medical Care Renal Pharma Ltd, Rechenstrasse 37, 9014 St. Gallen, Switzerland (“VF”) on the other part.

Background
The Parties have now agreed to amend the Agreement with effect as of 5 May 2020 as set out in this Amendment Agreement.

1.The Parties have agreed to insert a new Section 1.48: “Middle East” shall mean Algeria, Bahrain, Egypt, Golan Heights, Iran, Iraq, Iraqi Kurdistan, Israel, Jordan, Kuwait, Lebanon, Libya, Mauritania, Morocco, Oman, Palestinian territories, Qatar, Saudi Arabia, Sudan, Syria, Tunisia, United Arab Emirates, and Yemen.

2.The Parties have agreed to amend Section 1.43 as follows.

Section 1.43 is hereby amended to exclude the following jurisdictions from the Territory: Mexico, South Korea, the Middle East and all countries of Africa (“Excluded Countries”).

3.The Parties have agreed to insert a new Section 2.4:

2.4 Territory

VF agrees, ***, to promptly transfer to OPKO, if any, all results, analyses, reports, Product data, technology, know-how, regulatory applications or filings, and other information in whatever form developed or generated regarding past and ongoing clinical, development or regulatory activity concerning the Product in the Excluded Countries.

4.The Parties have agreed to delete and replace the existing Section 5.2 with the following new Section 5.2:

5.2 Milestone Payments.

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As additional consideration for the rights under the Patents, OPKO Trademarks, and OPKO Technology granted to VF in this Agreement, VF shall pay non-refundable and non-creditable milestone payments to OPKO in the amounts and upon the occurrence of the events set forth below. Each such payment shall be made within *** Business Days of the achievement or occurrence of the milestone event. Each milestone payment will be payable only one time. For purposes of clarity, more than one of the Net Sales and regulatory approval milestones may be met during the same Agreement Year and, in that case, each such milestone would be payable. For example, if during one Agreement Year there were Net Sales of the Product in the Territory of ***, and it was the first Agreement Year in which Net Sales of the Product in the Territory exceeded ***, *** and ***, then VF would owe all of the ***, the *** and the *** milestone payments and no similar milestone payments would be due in any following Agreement Year if the Net Sales in the Territory exceeded ***.
Milestone Milestone Payment
First New Drug Approval in *** for the
treatment of secondary hyperparathyroidism in
*** patients with vitamin D insufficiency ***

First New Drug Approval in *** for the
treatment of secondary hyperparathyroidism in
*** patients with vitamin D insufficiency ***

First New Drug Approval in *** for the
treatment of secondary hyperparathyroidism in
*** patients with vitamin D insufficiency ***

First New Drug Approval in *** for the
treatment of secondary hyperparathyroidism in
*** patients with vitamin D insufficiency ***

First Commercial Sale in ***. ***
 *** ***;

and ***, then the milestone owed and payable to OPKO
will be equal to that corresponding pro rata percentage *** between *** and *** that is obtained. For example, *** obtained is ***, OPKO shall be entitled to a *** milestone payment of ***. *** per day. For the avoidance of doubt, OPKO shall be entitled to receive the milestone payments described herein based on *** irrespective of any additional dosage provided in a ***.

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***:
if *** / Daily Dose ***;

and ***, then the milestone owed and payable to OPKO
will be equal to that corresponding pro rata percentage of the *** that is obtained. For example, if the *** obtained is ***, OPKO shall be entitled to a *** milestone payment of ***.

***:
if *** / Daily Dose ***;
and if the ***, then the milestone owed and payable to OPKO
will be equal to that corresponding pro rata percentage *** between *** that is obtained. For example, if the *** obtained is ***, OPKO shall be entitled to a *** milestone payment of ***.

First time aggregate Net Sales of the Product
in the Territory exceed ***
in an Agreement Year ***

First time aggregate Net Sales of the Product
in the Territory exceed ***
in an Agreement Year ***

First time aggregate Net Sales of the Product
in the Territory exceed ***
in an Agreement Year ***

First time aggregate Net Sales of the Product
in the Territory exceed *** in an
Agreement Year ***

5.The Parties have agreed to delete and replace the existing Section 5.4 with the following new Section 5.4:

5.4 Minimum Royalty.
Beginning on the first day of the first Calendar Quarter after the Product First Commercial Sale, for the periods set forth in the table below, VF shall be obligated to pay OPKO a minimum royalty (the “Minimum Royalty”) to the

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extent the aggregate Royalty Payments due for the applicable period are below the following amounts, ***
Period Minimum Royalty
The first *** consecutive Calendar Quarters
beginning on the first day of the first Calendar Quarter after the Product First
Commercial Sale, and each *** consecutive Calendar Quarter
thereafter ***

For purposes of clarity, if the total Royalty Payments due under Section 5.3 with respect to each Minimum Royalty period are greater than the applicable Minimum Royalty for the same period, no Minimum Royalty amount shall be payable by VF with respect to such period. To the extent that the total Royalty Payments due under Section 5.3 with respect to a period are less than the Minimum Royalty for the same period, VF shall pay OPKO the difference between the total Royalty Payments and the Minimum Royalty. The calculation for the first period to determine if anything is due under this Section 5.4 is made after *** Calendar Quarters based on the total Royalty Payments due under Section 5.3 with respect to such *** Calendar Quarters when compared to the Minimum Royalty of ***. Thereafter, the calculation for subsequent periods is made for periods of *** Calendar Quarters each, comparing Royalty Payments due under Section 5.3 with respect to the period to the Minimum Royalty of ***. The Minimum Royalty obligation under this Section 5.4 shall terminate as of the end of the applicable *** Calendar Quarter period ending immediately prior to the Calendar Quarter in which: (a) a Competitive Product comes on the market in at least *** Major Countries and there is a Royalty Payment Reduction in *** country or (b) the Royalty Term expires for a Product in at least *** Major Countries.

6.The Parties have agreed to delete and replace the existing Section 8.1 with the following new Section 8.1:

8.1  VF Efforts.
Subject to the terms and conditions of this Agreement, VF agrees to use Commercially Reasonable Efforts to (a) commence the regular commercial distribution, use, and sale of the Product in the Field in each Major Country as soon as commercially practicable, and (b) continue diligently thereafter to commercialize, market, promote and sell the Product in the Field in the Territory

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for each indication for which the Product has received Regulatory Approval in the Territory.
*** if it is determined, by mutual agreement of VF and OPKO through the JSC, that *** in such country or another country.

Except as expressly amended herein, the Agreement shall remain in full force and effect.

In Witness Whereof, the Parties have caused this Amendment Agreement to be executed by their duly authorised representatives as of the dates listed below.

EirGen Pharma, Ltd.	Vifor Fresenius Medical Care Renal Pharma Ltd
/s/ Steven D. Rubin Print name: Steven D. Rubin Title: Director Date: May 4, 2020	/s/ Christoph Springer Print name: Christoph Springer Title: Chief Strategy Officer Date: 05-May-20
/s/ Adam Logal Print name: Adam Logal Title: Director Date: May 4, 2020	/s/ Oliver P. Kronenberg Print name: Oliver P. Kronenberg Title: Group General Counsel Date: 05-May-20